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                                    Exhibit 10.9

      INNOVATIVE FINANCIAL STRATEGIES, A DIVISION OF NEWKIRK INVESTMENTS, INC.
                                 RETAINER AGREEMENT


This agreement is made and entered into this 13th day of July, 1998 by and between Innovative Financial Strategies, a Division of Newkirk Investments, Inc. of 100 East Linton Blvd., Suite 407B, Delray Beach, Florida 33483 and ARXA International, 110 Cypress Station Drive, Suite 280, Houston, Texas 77090.

WHEREAS, Innovative Financial Strategies, is a consulting firm with publicly traded company contacts as well as certain oil and gas mergers and acquisition target contacts;

WHEREAS, the Company is publicly held with its common stock trading on the OTC Market;

WHEREAS, Innovative Financial Strategies will introduce potential qualified candidates for merger or acquisitions;

WHEREAS, Innovative Financial Strategies is willing to accept the Company as a client;

NOW THEREFORE, in consideration of the mutual premises and covenants set forth herein, it is agreed.

1. ENGAGEMENT: The Company hereby engages Innovative Financial Strategies to locate possible candidates for acquisition or merger possibilities.

2. TERM: The services to be rendered under this Agreement shall commence upon execution of the Agreement and shall continue for a period of (180) days, this agreement shall be re-negotiated for another (180) days or longer.

3. TERMINATION: The Company may terminate this Agreement by providing Innovative Financial Strategies with written notice of termination any time during the term of this Agreement. Upon termination neither party shall have any continuing duty on obligation whether financial or otherwise, to the other party except those obligations as contained in paragraph 10, shall survive the termination of this Agreement.

4. COMPENSATION AND EXPENSES: In consideration of the Services to be performed by Innovative Financial Strategies, the Company agrees to pay Innovative Financial Strategies, a retainer fee of 25,000 free trading shares of ARXA common stock plus reasonable, approved, out of pocket expenses. In addition, should Innovative Financial Strategies identify appropriate merger or acquisition targets and ARXA successfully consummates a merger or acquisition, ARXA will pay to Innovative Financial Strategies a negotiated finders fee.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY: The company hereby represents warrants to Innovative Financial Strategies with each representation and warranty being deemed to be material, that:


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     A)   The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company in accordance with applicable law, and, to the extent required, by the requisite number of shareholders.

     B) This performance by the Company of this Agreement will not violate any applicable court decree, law or regulations, nor will it violate any provisions of the organization documents of the Company or any contractual obligation by which the Company may be bound.

     C) The Company will promptly deliver to Innovative Financial Strategies all relevant materials, including, but not limited to corporate reports, brochures, and similar documents;

     D) The Company will promptly deliver to Innovative Financial Strategies a list of names and addresses of all shareholders of the Company of which it is aware.

     E) The Company will promptly deliver to Innovative Financial Strategies a list of brokers and market makers of the Company's securities which have been following the Company.

     F) All information the Company provides to Innovative Financial Strategies shall be in all material respects true, accurate, complete and not misleading; and

     G) The Company will act diligently and promptly in reviewing materials submitted to it by Innovative Financial Strategies to enhance timely distribution of the materials and will inform Innovative Financial Strategies in writing of any inaccuracies contained therein prior to the projected publication date.

6.   REPRESENTATIONS AND WARRANTIES OF INNOVATIVE FINANCIAL STRATEGIES:

     A) Newkirk Investments, Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

     B) Newkirk Investments, Inc., has all the requisite corporate power and authority to enter into this Agreement and to render the services contemplated hereby;

     C) The execution and delivery of this Agreement and services to be performed hereunder have been duly authorized by all necessary corporate action on the part of Newkirk Investments, Inc., and;

     D) The performance by Innovative Financial Strategies, of the Agreement will not violate any applicable court decree, law or regulation, nor will it violate any contractual obligation by which Innovative Financial Strategies may be bound.


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7.   DISCLAIMER: INNOVATIVE FINANCIAL STRATEGIES; MAKES NO REPRESENTATION OR
     WARRANTY THAT ITS SERVICES WILL RESULT IN AN ACQUISITION OR MERGER.

8. OWNERSHIP OF MATERIAL; COMPANY'S RIGHT TO REVIEW AND APPROVE; All rights title and interest in and to materials to be provided by Innovative Financial Strategies in rendering its services under this Agreement shall be and remain the sole and exclusive property of Innovative Financial Strategies.

9. NOTICES: All notices hereunder shall be in writing and addressed to the party at the address set for herein, or at such other address as to which notice pursuant to this paragraph may be given by personal delivery, certified mail, express mail, or facsimile. Notices shall be deemed given upon the earlier of actual receipt or two business days after being mailed or delivered.

     Notices shall be addressed to:   Innovative Financial Strategies
                                      a Division of Newkirk Investments, Inc.
                                      100 East Linton Blvd., Suite 407B
                                      Delray Beach, FL 33483

     Notices shall be addressed to:   ARXA International Energy, Inc
                                      110 Cypress Station Dr. Suite 280
                                      Houston Texas 77090

10. SEVERABILITY; If one or more of the provisions of this Agreement shall be held invalid illegal, or unenforceable in any respect such provisions, to the extent held invalid, illegal or unenforceable, and provided that such provision is not essential to the transaction provided for this Agreement, shall not affect any other provision contained herein, and this Agreement shall be construed as if such provision had never been contained herein

AGREED TO THIS 13th DAY OF JULY, 1998

     INNOVATIVE FINANCIAL STRATEGIES, A DIVISION OF NEWKIRK INVESTMENTS, INC.

       BY:  /s/ Anthony Tamasso
          ---------------------------
           MR. ANTHONY TAMASSO

     ARXA INTERNATIONAL ENERGY, INC

       BY: /s/ L. Craig Ford
          ---------------------------
           MR. CRAIG FORD, PRESIDENT